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                                                                   EXHIBIT 10.21



[KB HOME LOGO]

Nonqualified Deferred Compensation Plan
Master Plan Document

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                     NONQUALIFIED DEFERRED COMPENSATION PLAN

                             EFFECTIVE MARCH 1, 2001











                               COPYRIGHT (C) 2000
                         BY COMPENSATION RESOURCE GROUP
                               ALL RIGHTS RESERVED



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                                      TABLE OF CONTENTS


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Purpose          ..............................................................................1

ARTICLE 1        Definitions...................................................................1

ARTICLE 2        Selection, Enrollment, Eligibility............................................8

         2.1    Selection by Committee.........................................................8
         2.2    Enrollment Requirements........................................................8
         2.3    Eligibility; Commencement of Participation.....................................8
         2.4    Termination of Participation and/or Deferrals..................................8

ARTICLE 3        Deferral Commitments/Company Matching/Crediting/Taxes.........................9

         3.1    Minimum Deferrals..............................................................9
         3.2    Maximum Deferrals.............................................................10
         3.3    Election to Defer; Effect of Election Form....................................10
         3.4    Withholding of Annual Deferral Amounts........................................12
         3.5    Annual Company Contribution Amount............................................12
         3.6    Annual Company Matching Amount................................................12
         3.7    Stock Option Amount...........................................................12
         3.8    Restricted Stock Amount.......................................................13
         3.9    Rollover Amount...............................................................13
         3.10   Investment of Trust Assets....................................................13
         3.11   Sources of Stock..............................................................13
         3.12   Vesting.......................................................................13
         3.13   Crediting/Debiting of Account Balances........................................14
         3.14   FICA and Other Taxes..........................................................16
         3.15   Distribution..................................................................17

ARTICLE 4        Short-Term Payout; Unforeseeable Financial Emergencies; Withdrawal Election..17

         4.1    Short-Term Payout.............................................................17
         4.2    Other Benefits Take Precedence Over Short-Term................................17
         4.3    Withdrawal Payout/Suspensions for Unforeseeable Financial Emergencies.........18
         4.4    Withdrawal Election...........................................................18

ARTICLE 5        Retirement Benefit...........................................................18

         5.1    Retirement Benefit............................................................18
         5.2    Payment of Retirement Benefit.................................................18
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         5.3    Death Prior to Completion of Retirement Benefit...............................19

ARTICLE 6        Pre-Retirement Survivor Benefit..............................................19

         6.1    Pre-Retirement Survivor Benefit...............................................19
         6.2    Payment of Pre-Retirement Survivor Benefit....................................19

ARTICLE 7        Termination Benefit..........................................................20

         7.1    Termination Benefit...........................................................20
         7.2    Payment of Termination Benefit................................................20

ARTICLE 8        Disability Waiver and Benefit................................................20

         8.1    Disability Waiver.............................................................20
         8.2    Continued Eligibility; Disability Benefit.....................................21

ARTICLE 9        Beneficiary Designation......................................................21

         9.1    Beneficiary...................................................................21
         9.2    Beneficiary Designation; Change; Spousal Consent..............................21
         9.3    Acknowledgement...............................................................21
         9.4    No Beneficiary Designation....................................................21
         9.5    Doubt as to Beneficiary.......................................................22
         9.6    Discharge of Obligations......................................................22

ARTICLE 10       Leave of Absence.............................................................22

         10.1   Paid Leave of Absence.........................................................22
         10.2   Unpaid Leave of Absence.......................................................22

ARTICLE 11       Termination, Amendment or Modification.......................................22

         11.1   Termination...................................................................22
         11.2   Amendment.....................................................................23
         11.3   Plan Agreement................................................................23
         11.4   Effect of Payment.............................................................23

ARTICLE 12       Administration...............................................................23

         12.1   Committee Duties..............................................................23
         12.2   Administration Upon Change In Control.........................................24
         12.3   Agents........................................................................24
         12.4   Binding Effect of Decisions...................................................24
         12.5   Indemnity of Committee........................................................25
         12.6   Employer Information..........................................................25
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ARTICLE 13       Other Benefits and Agreements................................................25

         13.1   Coordination with Other Benefits..............................................25

ARTICLE 14       Claims Procedures............................................................25

         14.1   Presentation of Claim.........................................................25
         14.2   Notification of Decision......................................................25
         14.3   Review of a Denied Claim......................................................26
         14.4   Decision on Review............................................................26
         14.5   Legal Action..................................................................26

ARTICLE 15       Trust........................................................................26

         15.1   Establishment of the Trust....................................................26
         15.2   Interrelationship of the Plan and the Trust...................................27
         15.3   Distributions From the Trust..................................................27
         15.4   Stock Transferred to the Trust................................................27

ARTICLE 16       Miscellaneous................................................................27

         16.1   Status of Plan................................................................27
         16.2   Unsecured General Creditor....................................................27
         16.3   Employer's Liability..........................................................27
         16.4   Nonassignability..............................................................28
         16.5   Not a Contract of Employment..................................................28
         16.6   Furnishing Information........................................................28
         16.7   Terms.........................................................................28
         16.8   Captions......................................................................28
         16.9   Governing Law.................................................................28
         16.10  Notice........................................................................28
         16.11  Successors....................................................................29
         16.12  Spouse's Interest.............................................................29
         16.13  Validity......................................................................29
         16.14  Incompetent...................................................................29
         16.15  Court Order...................................................................29
         16.16  Distribution in the Event of Taxation.........................................30
         16.17  Insurance.....................................................................30
         16.18  Legal Fees To Enforce Rights After Change in Control..........................30
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                                      iii

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                                     KB HOME

                     NONQUALIFIED DEFERRED COMPENSATION PLAN

                             Effective March 1, 2001

                                     PURPOSE

        The purpose of this Plan is to provide specified benefits to a select group of management and highly compensated Employees who contribute materially to the continued growth, development and future business success of KB Home, a Delaware corporation, and its subsidiaries, if any, that sponsor this Plan. This Plan shall be unfunded for tax purposes and for purposes of Title I of ERISA.


                                    ARTICLE 1
                                   DEFINITIONS

        For purposes of this Plan, unless otherwise clearly apparent from the context, the following phrases or terms shall have the following indicated meanings:

1.1 "Account Balance" shall mean, with respect to a Participant, a credit on the records of the Employer equal to the sum of (i) the Deferral Account balance, (ii) the vested Company Contribution Account balance, (iii) the vested Company Matching Account balance, (iv) the Stock Option Account balance, (v) the Restricted Stock Account balance and (vi) the Rollover Account balance. The Account Balance, and each other specified account balance, shall be a bookkeeping entry only and shall be utilized solely as a device for the measurement and determination of the amounts to be paid to a Participant, or his or her designated Beneficiary, pursuant to this Plan.

1.2 "Annual Base Salary" shall mean the annual cash compensation relating to services performed during any calendar year, whether or not paid in such calendar year or included on the Federal Income Tax Form W-2 for such calendar year, excluding bonuses, commissions, overtime, fringe benefits, stock options, relocation expenses, incentive payments, non-monetary awards, directors fees and other fees, automobile and other allowances paid to a Participant for employment services rendered (whether or not such allowances are included in the Employee's gross income). As provided in Section 3.3 notwithstanding anything in this Plan to the contrary, a Participant's deferrals under this Plan in each year shall not commence with respect to any portion of his/her Annual Base Salary unless and until that Participant has deferred into the 401(k) Plan the maximum amount authorized by Section 402(g).

1.3 "Annual Bonus" shall mean any compensation, in addition to Annual Base Salary relating to services performed during any calendar year, whether or not paid in such calendar year or included on the Federal Income Tax Form W-2 for such calendar year, payable to a Participant as an Employee under any Employer's annual bonus or cash incentive plans, excluding stock options, restricted stock based upon the performance of services during such calendar year, and commissions.




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1.4     "Annual Company Contribution Amount" shall mean, for any one Plan Year, the amount determined in accordance with Section 3.5.

1.5 "Annual Company Matching Amount" shall mean, for any one Plan Year, the amount determined in accordance with Section 3.6.

1.6 "Annual Deferral Amount" shall mean that portion of a Participant's Annual Base Salary or Annual Bonus, as applicable, that a Participant elects to have, and is deferred, in accordance with Article 3, for any one Plan Year. In the event of a Participant's Retirement, Disability (if deferrals cease in accordance with Section 8.1), death or a Termination of Employment prior to the end of a Plan Year, such year's Annual Deferral Amount shall be the actual amount withheld prior to such event.

1.7 "Annual Installment Method" shall be an annual installment payment over the number of years selected by the Participant in accordance with this Plan, calculated as follows: The Account Balance of the Participant shall be calculated as of the most recent Valuation Date. The annual installment shall be calculated by multiplying this balance by a fraction, the numerator of which is one, and the denominator of which is the remaining number of annual payments due the Participant. By way of example, if the Participant elects a 10-year Annual Installment Method, the first payment shall be 1/10 of the Account Balance as of the most recent Valuation Date. The following year, the payment shall be 1/9 of the Account Balance as of the most recent Valuation Date. Each annual installment shall be paid on or as soon as practicable after the amount is calculated.

1.8 "Annual Restricted Stock Amount" shall mean, with respect to a Participant for any one Plan Year, the value of unvested restricted stock under any Company stock incentive plan, deferred in accordance with Section 3.8 of this Plan.

1.9 "Annual Stock Option Amount" shall mean, with respect to a Participant for any one Plan Year, the amount of Qualifying Gains deferred on Eligible Stock Option exercise in accordance with Section 3.7 of this Plan, calculated using the closing price of Stock as of the end of the business day closest to the date of such Eligible Stock Option exercise.

1.10 "Beneficiary" shall mean one or more persons, trusts, estates or other entities, designated in accordance with Article 9, or entitled under
        Article 9 in the absence of a designation, that are entitled to receive benefits under this Plan upon the death of a Participant.

1.11 "Beneficiary Designation Form" shall mean the form established from time to time by the Committee that a Participant completes, signs and returns to the Committee to designate one or more Beneficiaries.

1.12    "Board" shall mean the board of directors of the Company.

1.13 "Change in Control" shall mean the first to occur of either of the following events:




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        (a)    individuals who, as of the effective date of this Plan,
               constitute the Board of Directors of the Company (as of the date hereof the "Incumbent Board") cease for any reason to constitute at least a majority of the directors constituting the Board of Directors, provided that any person becoming a director subsequent to the effective date of this Plan whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least three-quarters (3/4) of the then directors who are members of the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is (i) in connection with the acquisition by a third person, including a "group" as such term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Act"), of beneficial ownership, directly or indirectly, of 20% or more of the combined voting securities ordinarily having the right to vote for the election of directors of the Company (unless such acquisition of beneficial ownership was approved by a majority of the Board of Directors who are members of the Incumbent Board), or (ii) in connection with an actual or threatened election contest relating to the election of the directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Act) shall be, for purposes of this Plan, considered as though such person were a member of the Incumbent Board; or

        (b) the Board of Directors (a majority of which shall consist of directors who are members of the Incumbent Board) has determined that a Change in Control shall have occurred.

1.14    "Claimant" shall have the meaning set forth in Section 14.1.

1.15 "Code" shall mean the Internal Revenue Code of 1986, as it may be amended from time to time.

1.16    "Committee" shall mean the committee described in Article 12.

1.17 "Company" shall mean KB Home, a Delaware corporation, and any successor to all or substantially all of the Company's assets or business.

1.18 "Company Contribution Account" shall mean (i) the sum of the Participant's Annual Company Contribution Amounts, plus (ii) amounts credited (net of amounts debited) in accordance with all the applicable crediting provisions of this Plan that relate to the Participant's Company Contribution Account, less (iii) all distributions made to the Participant or his or her Beneficiary pursuant to this Plan that relate to the Participant's Company Contribution Account.

1.19 "Company Matching Account" shall mean (i) the sum of all of a Participant's Annual Company Matching Amounts, plus (ii) amounts credited (net of amounts debited) in accordance with all the applicable provisions of this Plan that relate to the Participant's Company Matching Account, less (iii) all distributions made to the Participant or his or her Beneficiary pursuant to this Plan that relate to the Participant's Company Matching Account.




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1.20    "Deduction Limitation" shall mean the following described limitation on a benefit that may otherwise be distributable pursuant to the provisions of this Plan. Except as otherwise provided, this limitation shall be applied to all distributions that are "subject to the Deduction Limitation" under this Plan. If an Employer determines in good faith prior to a Change in Control that there is a reasonable likelihood that any compensation paid to a Participant for a taxable year of the Employer would not be deductible by the Employer solely by reason of the limitation under Code Section 162(m), then to the extent deemed necessary by the Employer to ensure that the entire amount of any distribution to the Participant pursuant to this Plan prior to the Change in Control is deductible, the Employer may defer all or any portion of a distribution under this Plan. Any amounts deferred pursuant to this limitation shall continue to be credited and debited with additional amounts in accordance with Section 3.13 below, even if such amount is being paid out in installments. The amounts so deferred and amounts credited (net of amounts debited) thereon shall be distributed to the Participant or his or her Beneficiary (in the event of the Participant's death) at the earliest possible date, as determined by the Employer in good faith, on which the deductibility of compensation paid or payable to the Participant for the taxable year of the Employer during which the distribution is made will not be limited by Section 162(m), or if earlier, the effective date of a Change in Control. Notwithstanding anything to the contrary in this Plan, the Deduction Limitation shall not apply to any distributions made after a Change in Control.

1.21 "Deferral Account" shall mean (i) the sum of all of a Participant's Annual Deferral Amounts, plus (ii) amounts credited (net of amounts debited) in accordance with all the applicable provisions of this Plan that relate to the Participant's Deferral Account, less (iii) all distributions made to the Participant or his or her Beneficiary pursuant to this Plan that relate to his or her Deferral Account.

1.22 "Disability" shall mean a period of disability during which a Participant qualifies for permanent disability benefits under the KB Home Long-term Disability Plan, or, if a Participant does not participate in such plan, a period of disability during which the Participant would have qualified for permanent disability benefits under such plan had the Participant been a participant in such plan, as determined in the sole discretion of the Committee. If the Participant's Employer does not sponsor such plan, or discontinues to sponsor such plan, Disability shall be determined by the Committee in its sole discretion.

1.23    "Disability Benefit" shall mean the benefit set forth in Article 8.

1.24 "Election Form" shall mean the form established from time to time by the Committee that a Participant completes, signs and returns to the Committee to make an election under the Plan.

1.25 "Eligible Stock Option" shall mean one or more non-qualified stock option(s) selected by the Committee in its sole discretion and exercisable under a plan or arrangement of any Employer permitting a Participant under this Plan to defer gain with respect to such option.

1.26    "Employee" shall mean a person who is an employee of any Employer.




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1.27    "Employer" shall mean the Company or any of its subsidiaries (now in existence or hereafter formed or acquired) that have been selected by the Board to participate in the Plan and have adopted the Plan.

1.28 "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as it may be amended from time to time.

1.29 "First Plan Year" shall mean the period beginning March 1, 2001 and ending December 31, 2001.

1.30 "401(k) Plan" shall be that certain Kaufman and Broad Home Corporation, Inc. 401(k) Savings Plan adopted by the Company, as it may be amended from time to time.

1.31 "Participant" shall mean any Employee (i) who is selected by the Board (or a committee to which the Board has delegated such authority) from among the highly compensated and management employees of the Employer to participate in the Plan, (ii) who elects to participate in the Plan,
        (iii) who signs a Plan Agreement, an Election Form and a Beneficiary Designation Form, (iv) whose signed Plan Agreement, Election Form and Beneficiary Designation Form are accepted by the Committee, (v) who commences participation in the Plan, and (vi) whose Plan Agreement has not terminated. A spouse or former spouse of a Participant shall not be treated as a Participant in the Plan or have an account balance under the Plan, even if he or she has an interest in the Participant's benefits under the Plan as a result of applicable law or property settlements resulting from legal separation or divorce.

1.32 "Plan" shall mean the KB HOME NONQUALIFIED DEFERRED COMPENSATION PLAN, effective March 1, 2001 which shall be evidenced by this instrument and by each Plan Agreement, as they may be amended from time to time.

1.33 "Plan Agreement" shall mean a written agreement, as may be amended from time to time, which is entered into by and between an Employer and a Participant. Each Plan Agreement executed by a Participant and the Participant's Employer shall provide for the entire benefit to which such Participant is entitled under the Plan; should there be more than one Plan Agreement, the Plan Agreement bearing the latest date of acceptance by the Employer shall supersede all previous Plan Agreements in their entirety and shall govern such entitlement. The terms of any Plan Agreement may be different for any Participant, and any Plan Agreement may provide additional benefits not set forth in the Plan or limit the benefits otherwise provided under the Plan; provided, however, that any such additional benefits or benefit limitations must be agreed to by both the Employer and the Participant.

1.34 "Plan Year" shall, for the first Plan Year, begin on March 1, 2001, and end on December 31, 2001. For each Plan Year thereafter, the Plan Year shall mean a period beginning on January 1 of each calendar year and continuing through December 31 of such calendar year.

1.35    "Pre-Retirement Survivor Benefit" shall mean the benefit set forth in
        Article 6.




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1.36    "Qualifying Gain" shall mean the value accrued upon exercise of an
        Eligible Stock Option (i) using a Stock-for-Stock payment method and
        (ii) having an aggregate fair market value in excess of the total Stock purchase price necessary to exercise the option. In other words, the Qualifying Gain upon exercise of an Eligible Stock Option equals the total market value of the shares (or share equivalent units) as to which the option is exercised minus the total exercise price for such shares under the option. For example, assume a Participant elects to defer the Qualifying Gain accrued upon exercise of an Eligible Stock Option to purchase 1000 shares of Stock at an exercise price of $20 per share, when Stock has a current fair market value of $25 per share. Using the Stock-for-Stock payment method, the Participant would deliver 800 shares of Stock (worth $20,000) to exercise the Eligible Stock Option and receive, in return, 800 shares of Stock plus a Qualifying Gain (in this case, in the form of an unfunded and unsecured promise to pay money or property in the future) equal to $5,000 (i.e., the current value of the remaining 200 shares of Stock).

1.37 "Restricted Stock" shall mean unvested shares of restricted stock awarded to the Participant under any Company stock incentive plan.

1.38 "Restricted Stock Account" shall mean (i) the sum of the Participant's Annual Restricted Stock Amounts, plus (ii) amounts credited (net of amounts debited) in accordance with all the applicable provisions of this Plan that relate to the Participant's Restricted Stock Account, less (iii) all distributions made to the Participant or his or her Beneficiary pursuant to this Plan that relate to the Participant's Restricted Stock Account.

1.39 "Restricted Stock Amount" shall mean, for any grant of Restricted Stock, the amount of such Restricted Stock deferred in accordance with Section
        3.8 of this Plan, calculated using the closing price of Stock as of the end of the business day closest to the date such Restricted Stock would otherwise vest, but for the election to defer.

1.40 "Retirement", "Retire(s)" or "Retired" shall mean, with respect to an Employee, severance from employment from all Employers for any reason other than a leave of absence, death or Disability at such time as the sum of the Employee's age and Years of Service equals at least sixty-five (65) or more, provided that the Employee is then at least fifty-five (55) years of age.

1.41    "Retirement Benefit" shall mean the benefit set forth in Article 5.

1.42 "Rollover Account" shall mean (i) the sum of the Participant's Rollover Amount, plus (ii) amounts credited (net of amounts debited) in accordance with all the applicable provisions of this Plan that relate to the Participant's Rollover Account, less (iii) all distributions made to the Participant or his or her Beneficiary pursuant to this Plan that relate to the Participant's Rollover Account.

1.43    "Rollover Amount" shall mean the amount determined in accordance with
        Section 3.9.

1.44    "Short-Term Payout" shall mean the payout set forth in Section 4.1.




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1.45    "Stock" shall mean KB Home common stock, $1.00 par value, or any other equity securities of the Company designated by the Committee.

1.46 "Stock Option Account" shall mean the sum of (i) the Participant's Annual Stock Option Amounts, plus (ii) amounts credited (net of amounts debited) in accordance with all the applicable provisions of this Plan that relate to the Participant's Stock Option Account, less (iii) all distributions made to the Participant or his or her Beneficiary pursuant to this Plan that relate to the Participant's Stock Option Account.

1.47 "Stock Option Amount" shall mean, for any Eligible Stock Option, the amount of Qualifying Gains deferred in accordance with Section 3.7 of this Plan, calculated using the closing price of Stock as of the end of the business day closest to the date of exercise of such Eligible Stock Option.

1.48 "Supplemental Deferral Plan" shall mean the Kaufman and Broad Home Corporation, Inc. Supplemental Deferral plan heretofore adopted by the Company

1.49    "Termination Benefit" shall mean the benefit set forth in Article 7.

1.50 "Termination of Employment" shall mean the severing of employment with an Employer, voluntarily or involuntarily, for any reason other than Retirement, Disability, death or an authorized leave of absence. Termination of Employment shall not be deemed to occur, however, upon the transfer of a Participant from the employ of the Company or another Employer to the employ of any subsidiary or affiliate, regardless of whether that subsidiary or affiliate is an Employer under the Plan. For purposes of this Plan, "affiliate" means (1) any entity 50% or more of the voting interest in which is owned, directly or indirectly, by an entity which owns, directly or indirectly, 50% or more of the voting interest in the Company and (2) any entity which owns, directly or indirectly, 50% or more of the voting interest in the Company.

1.51 "Trust" shall mean one or more trusts established pursuant to that certain Master Trust Agreement, dated as of March 1, 2000 between the Company and the trustee named therein, as amended from time to time.

1.52 "Unforeseeable Financial Emergency" shall mean an unanticipated emergency that is caused by an event beyond the control of the Participant that would result in severe financial hardship to the Participant resulting from (i) a sudden and unexpected illness or accident of the Participant or a dependent of the Participant, (ii) a loss of the Participant's property due to casualty, or (iii) another extraordinary and unforeseeable circumstance arising as a result of events beyond the control of the Participant, all as determined in the sole discretion of the Committee.

1.53 "Valuation Date" shall mean the last day of each Plan Year or any other date as of which the Committee, in its sole discretion, designates as a Valuation Date.




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1.54    "Years of Plan Participation" shall mean the total number of full Plan
        Years a Participant has been selected for participation in the Plan prior to his or her Termination of Employment (determined without regard to whether deferral elections have been made by the Participant for any Plan Year). Any partial year shall not be counted. Notwithstanding the previous sentence, a Participant's first Plan Year of participation shall be treated as a full Plan Year for purposes of this definition, even if it is only a partial Plan Year of participation.

1.55 "Years of Service" shall mean the total number of full years in which a Participant has been employed by one or more Employers. A year of employment shall be a 365-day period (or 366-day period in the case of a leap year) that, for the first year of employment, commences on the Employee's date of hiring and that, for any subsequent year, commences on an anniversary of that hiring date. Any partial year of employment shall not be counted. Notwithstanding any provision of this Plan that may be construed to the contrary, for purposes of this definition, the Committee may, in its sole and absolute discretion, deem a Participant to be credited with additional Years of Service.


                                    ARTICLE 2
                       SELECTION, ENROLLMENT, ELIGIBILITY

2.1 SELECTION BY COMMITTEE. Participation in the Plan shall be limited to a select group of Employees of the Employers, each of whom is a member of management or is highly compensated. From the group of Employees who are management or highly compensated, the Committee shall select, in its sole discretion, Employees to participate in the Plan.

2.2 ENROLLMENT REQUIREMENTS. As a condition to participation, each selected Employee shall complete, execute and return to the Committee a Plan Agreement, an Election Form and a Beneficiary Designation Form, all within the number of days specified by the Committee after he or she is selected to participate in the Plan. In addition, the Committee may establish from time to time such other enrollment requirements as it determines in its sole discretion are necessary.

2.3 ELIGIBILITY; COMMENCEMENT OF PARTICIPATION. Provided an Employee selected to participate in the Plan has met all enrollment requirements set forth in this Plan and required by the Committee, including returning all required documents to the Committee within the specified time period, that Employee shall commence participation in the Plan on the first day of the month following the month in which the Employee completes all enrollment requirements. If an Employee fails to meet all such requirements within the period required, in accordance with Section 2.2, that Employee shall not be eligible to participate in the Plan until the first day of the Plan Year following the delivery to and acceptance by the Committee of the required documents.

2.4 TERMINATION OF PARTICIPATION AND/OR DEFERRALS. If the Committee determines in good faith that a Participant no longer qualifies as a member of a select group of management or highly compensated employees, as membership in such group is determined in accordance with

        Sections 201(2), 301(a)(3) and 401(a)(1) of ERISA, the Committee shall have the right, in its sole discretion, to (i) terminate any deferral election the Participant has made for the remainder of the Plan Year in which the Participant's membership status changes, and (ii) prevent the Participant from making future deferral elections or, in the Committee's discretion, may also (iii) immediately distribute the Participant's then Account Balance as a Termination Benefit and terminate the Participant's participation in the Plan.


                                    ARTICLE 3
              DEFERRAL COMMITMENTS/COMPANY MATCHING/CREDITING/TAXES

3.1     MINIMUM DEFERRALS.

        (a) ANNUAL BASE SALARY AND ANNUAL BONUS. For each Plan Year, a Participant may elect to defer, as his or her Annual Deferral Amount, Annual Base Salary or Annual Bonus, or both, in the following minimum amounts for each deferral elected:

                        ------------------------------------------------------
                                  DEFERRAL                 MINIMUM AMOUNT
                        ------------------------------------------------------
                              Annual Base Salary               $2,000
                        ------------------------------------------------------
                              Annual Bonus                     $2,000
                        ------------------------------------------------------


               If an election is made for less than stated minimum amounts, or if no election is made, the amount deferred shall be zero.

        (b) SHORT PLAN YEAR. Notwithstanding the foregoing, if a Participant first becomes a Participant after the first day of a Plan Year, or in the case of the first Plan Year of the Plan itself, the minimum Annual Base Salary deferral shall be an amount equal to the minimum set forth above, multiplied by a fraction, the numerator of which is the number of complete months remaining in the Plan Year and the denominator of which is 12.

        (c) STOCK OPTION AMOUNT. For each Eligible Stock Option, a Participant may elect to defer, as his or her Stock Option Amount, the receipt of shares of Stock to which the Participant is entitled upon exercise of such option, provided that the election pertains to at least the number of shares having following minimum percentage of Qualifying Gain (as a percentage of all of the Qualifying Gain with respect to exercise of the Eligible Stock Option:

                        ------------------------------------------------------
                                   DEFERRAL              MINIMUM PERCENTAGE
                        ------------------------------------------------------
                              Qualifying Gain                   25%
                        ------------------------------------------------------


               provided, however, that such Stock Option Amount shall be no less than the lesser of $50,000 or 100% of such Qualifying Gain.

        (d) RESTRICTED STOCK AMOUNT. For Restricted Stock, a Participant may elect to defer, as his or her Restricted Stock Amount, the following minimum percentage of the Participant's Restricted Stock as to which the condition to vesting is lapsing at that time:

                        ------------------------------------------------------
                                   DEFERRAL              MINIMUM PERCENTAGE
                        ------------------------------------------------------
                              Restricted Stock                    25%
                        ------------------------------------------------------

               provided, however, that the Annual Restricted Stock Amount shall be no less than the lesser of $50,000 or 100% of the Participant's Restricted Stock then vesting.

3.2     MAXIMUM DEFERRAL.

        (a) ANNUAL BASE SALARY AND ANNUAL BONUS. For each Plan Year, a Participant may elect to defer, as his or her Annual Deferral Amount, Annual Base Salary and Annual Bonus up to the following maximum percentages for each deferral elected:

                        ------------------------------------------------------
                                   DEFERRAL              MAXIMUM PERCENTAGE
                        ------------------------------------------------------
                              Annual Base Salary                75%
                        ------------------------------------------------------
                              Annual Bonus                      75%
                        ------------------------------------------------------

        (b) Notwithstanding the foregoing, if a Participant first becomes a Participant after the first day of a Plan Year, or in the case of the first Plan Year of the Plan itself, the maximum Annual Deferral Amount, with respect to Annual Base Salary and Annual Bonus shall be limited to the amount of compensation not yet earned by the Participant as of the date the Participant submits a Plan Agreement and Election Form to the Committee for acceptance.

        (c) For each Eligible Stock Option, a Participant may elect to defer, as his or her Stock Option Amount, receipt of Stock having Qualifying Gain up to the following maximum percentage with respect to exercise of the Eligible Stock Option:

                        ------------------------------------------------------
                                   DEFERRAL              MAXIMUM PERCENTAGE
                        ------------------------------------------------------
                              Qualifying Gain                   100%
                        ------------------------------------------------------

        (d) Stock Option Amounts may also be limited by other terms or conditions set forth in the stock option plan or agreement under which such options are granted.

        (e) A Participant may elect to defer up to 100% of his or her Restricted Stock as to which restrictions lapse.

3.3     ELECTION TO DEFER; EFFECT OF ELECTION FORM.

        (a) FIRST PLAN YEAR. Within thirty days after being designated by the Committee for participation in the Plan, the Participant shall make an irrevocable deferral election for the Plan Year in which the Participant commences participation, along with such other elections as the Committee deems necessary or desirable under the Plan. Notwithstanding anything in this Plan to the contrary, a Participant may not defer any portion of his/her Annual Base Salary to the Plan unless and until that Participant has deferred into the 401(k) Plan for the calendar year the maximum amount authorized by Section 402(g). For these elections to be valid, the Election Form must be completed and signed by the Participant, timely delivered to the Committee (in accordance with Section 2.2 above) and accepted by the Committee. Notwithstanding a timely filed election, deferrals of a Participant's Annual Base Salary under this Plan shall not be effected in any calendar year until such time as the aggregate amount deferred under the 401(k) Plan from Annual Base Salary and Annual Bonus in that calendar year equals the maximum amount authorized by Section 402(g) for that calendar year.

        (b) SUBSEQUENT PLAN YEARS. For each succeeding Plan Year, an irrevocable deferral election for that Plan Year, and such other elections as the Committee deems necessary or desirable under the Plan, shall be made by timely delivering to the Committee, in accordance with its rules and procedures, before the end of the Plan Year preceding the Plan Year for which the election is made, a new Election Form. If no such Election Form is timely delivered for a Plan Year, the Annual Deferral Amount shall be zero for that Plan Year. Notwithstanding anything in this Plan to the contrary, a Participant may not defer any portion of his/her Annual Base Salary to the Plan unless and until that Participant has deferred into the 401(k) Plan the maximum amount authorized by Section 402(g). Notwithstanding a timely filed election, deferrals of a Participant's Annual Base Salary under this Plan shall not be effected in any calendar year until such time as the aggregate amount deferred under the 401(k) Plan from Annual Base Salary and Annual Bonus in that calendar year equals the maximum amount authorized by Section 402(g) for that calendar year.

        (c) STOCK OPTION DEFERRAL. For an election to defer gain upon an Eligible Stock Option exercise to be valid: (i) a separate irrevocable Election Form must be completed and signed by the Participant with respect to the Eligible Stock Option; (ii) the Election Form must be timely delivered to the Committee and accepted by the Committee at least six (6) months prior to the date the Participant elects to exercise the Eligible Stock Option; (iii) the Eligible Stock Option must be exercised using an actual or phantom Stock-for-Stock payment method; and (iv) the Stock actually or constructively delivered by the Participant to exercise the Eligible Stock Option must have been owned by the Participant during the entire six (6) month period prior to its delivery.

        (d) RESTRICTED STOCK. For an election to defer Restricted Stock Amounts to be valid: (i) a separate irrevocable Election Form must be completed and signed by the Participant, with respect to such Restricted Stock; and (ii) such Election Form must be timely delivered to the Committee and accepted by the Committee at least six (6) months prior to the date such Restricted Stock vests under the terms of the Company's stock incentive plan.

3.4 WITHHOLDING OF ANNUAL DEFERRAL AMOUNTS. For each Plan Year, for each Participant, the Annual Base Salary portion of the Annual Deferral Amount shall be withheld from each regularly scheduled Annual Base Salary payroll in equal amounts after the 401(k) Plan has been funded to the 402(g) limit for that Participant, as adjusted from time to time for increases and decreases in Annual Base Salary. The Annual Bonus portion of the Annual Deferral Amount shall be withheld at the time the Annual Bonus is or otherwise would be paid to the Participant, provided this is after the 401(k) Plan has been funded to the 402(g) limit for that Participant, whether or not this occurs during the Plan Year itself.

3.5 ANNUAL COMPANY CONTRIBUTION AMOUNT. For each Plan Year, an Employer, in its sole discretion, may, but is not required to, credit any amount it desires to any Participant's Company Contribution Account under this Plan, which amount shall be for that Participant the Annual Company Contribution Amount for that Plan Year. The amount so credited to a Participant may be smaller or larger than the amount credited to any other Participant, and the amount credited to any Participant for a Plan Year may be zero, even though one or more other Participants receive an Annual Company Contribution Amount for that Plan Year. The Annual Company Contribution Amount, if any, shall be credited as of the last day of the Plan Year. If a Participant is not employed by an Employer as of the last day of a Plan Year for a reason other than his or her Retirement or death while employed, the Annual Company Contribution Amount for that Plan Year shall be zero.

3.6 ANNUAL COMPANY MATCHING AMOUNT. A Participant's Annual Company Matching Amount for any Plan Year shall be the sum of all Pay Period Company Matching Contributions for the Plan Year. For this purpose, a Pay Period Company Matching Contribution shall mean an amount which, when added to the matching contribution allocated to the Participant's account under the 401(k) Plan for the same pay period, equals the match the Participant would have received under the 401(k) Plan during the corresponding plan year of the 401(k) Plan, if the portion of Annual Base Salary elected to be deferred had instead been elected and contributed as a salary deferral contribution under the 401(k) Plan (determined as if the 401(k) Plan was not subject to the limitations imposed under Code Sections 401(a)(17), 401(k)(3), 402(g) and 415). The Annual Company Matching Amount shall be credited during the Plan Year on a pay period-by-pay period basis. Notwithstanding any provision of this Plan to the contrary, the Company shall have the right, in its sole and absolute discretion, to alter the manner in which the Annual Company Matching Amount is calculated and/or to terminate the Annual Company Matching Amount.

3.7 STOCK OPTION AMOUNT. Subject to any terms and conditions imposed by the Committee, Participants may elect to defer, under the Plan, receipt of Stock to which they are entitled as a result of an Eligible Stock Option exercise. Stock Option Amounts, equal to the Qualifying Gains attributable to the Stock as to which receipt is deferred shall be credited to the Participant on the books of the Employer at the time Stock would otherwise have been delivered to the Participant pursuant to the Eligible Stock Option exercise, but for the election to defer.

3.8 RESTRICTED STOCK AMOUNT. Subject to any terms and conditions imposed by the Committee, Participants may elect to defer, under the Plan, receipt of Restricted Stock. Restricted Stock Amounts shall be credited to the Participant on the books of the Employer in connection with such an election at the time the Restricted Stock would otherwise vest (i.e., the restrictions on such Stock would otherwise lapse) under the terms of the Company's stock incentive plan, but for the election to defer, and the certificates representing such shares of Stock, if previously delivered to the Participant, shall be returned to the Employer before such time.

3.9 ROLLOVER AMOUNT. If an Employee has an account balance in the Supplemental Deferral Plan, the Company will specify a Transfer Date on which the Employee's Supplemental Deferral Plan account balance, as determined as of the Transfer Date, shall be transferred and added to the Participant's Account Balance under this Plan, and shall thereafter be governed by the terms and conditions of this Plan and shall be referred to as the "Rollover Amount." All elections made by a Participant with respect to his or her account balance under the Supplemental Deferral Plan shall apply to his or her Rollover Amount under this Plan.

3.10 INVESTMENT OF TRUST ASSETS. The Trustee of the Trust shall be authorized, upon written instructions received from the Committee or investment manager appointed by the Committee, to invest and reinvest the assets of the Trust in accordance with the applicable Trust Agreement, including the disposition of Stock and reinvestment of the proceeds in one or more investment vehicles designated by the Committee.

3.11 SOURCES OF STOCK. If Stock is credited under the Plan in the Trust in connection with an Eligible Stock Option exercise or in connection with a deferral of Restricted Stock, the shares so credited shall be deemed to have originated, and shall be counted against the number of shares reserved, under such other plan, program or arrangement.

3.12    VESTING.

        (a) A Participant shall at all times be 100% vested in his or her Deferral Account, Stock Option Account, Restricted Stock Account and Rollover Account.

        (b) A Participant shall be vested in his or her Company Contribution Account in accordance with the vesting schedules established by the Committee, in its sole and absolute discretion, for each Annual Company Contribution Amount (and amounts credited or debited thereon) at the time each such Annual Company Contribution Amount is first credited to the Participant's Account Balance under the Plan. The vesting schedules established by the Committee for each Annual Company Contribution Amount may be different for different Participants.

        (c) A Participant shall be vested in his or her Annual Company Matching Amount in accordance with the following schedule:

               -----------------------------------------------------------------------------
                     YEARS OF SERVICE ON DATE          VESTED PERCENTAGE OF ANNUAL COMPANY
                   OF TERMINATION OF EMPLOYMENT                 MATCHING ACCOUNT
               -----------------------------------------------------------------------------
                         Less than 1 year                              0%
               -----------------------------------------------------------------------------
                 1 year or more, but less than 2                       10%
               -----------------------------------------------------------------------------
                 2 years or more, but less than 3                      25%
               -----------------------------------------------------------------------------
                 3 years or more, but less than 4                      50%
               -----------------------------------------------------------------------------
                 4 years or more, but less than 5                      75%
               -----------------------------------------------------------------------------
                          5 years or more                             100%
               -----------------------------------------------------------------------------

        (d)    Notwithstanding anything to the contrary contained in this
               Section 3.12, except as provided in subsection (d) below, in the event of a Change in Control, a Participant's Company Contribution Account and Company Matching Account shall immediately become 100% vested (without regard to whether it is already vested in accordance with the above vesting schedules).

        (e) Notwithstanding subsection (d) in this Section 3.12, the vesting schedule for a Participant's Company Contribution Account shall not be accelerated to the extent that the Committee determines that such acceleration would cause the deduction limitations of
               Section 280G of the Code to become effective. In the event that any portion of a Participant's Company Contribution Account is not vested pursuant to such a determination, the Participant may request independent verification of the Committee's calculations with respect to the application of Section 280G. In such case, the Committee must provide to the Participant within 15 business days of such a request an opinion from a nationally recognized accounting firm selected by the Participant (the "Accounting Firm"), to the effect that, in the Accounting Firm's opinion that any limitation in the vested percentage hereunder is necessary to avoid the limits of Section 280G, and containing supporting calculations, or, in the absence of such an opinion, shall cause the relevant portion of the Participant's Company Contribution Account to become vested. The cost of such opinion shall be paid for by the Company.

3.13 CREDITING/DEBITING OF ACCOUNT BALANCES. In accordance with, and subject to, the rules and procedures that are established from time to time by the Committee, in its sole discretion, amounts shall be credited or debited to a Participant's Account Balance in accordance with the following rules:

        (a) ELECTION OF MEASUREMENT FUNDS. Subject to Section 3.13(f) below, a Participant, in connection with his or her initial deferral election in accordance with Section 3.3(a) above, shall elect, on the Election Form, one or more Measurement Fund(s) to be used to determine the additional amounts to be credited to his or her Account Balance for the first business day in which the Participant commences participation in the Plan and continuing thereafter for each subsequent day in which the Participant participates in the

               Plan, unless changed in accordance with the next sentence. Subject to Section 3.13(f) below, commencing with the first business day that follows the Participant's commencement of participation in the Plan and continuing thereafter for each subsequent day in which the Participant participates in the Plan, the Participant may (but is not required to) elect, by submitting an Election Form to the Committee that is accepted by the Committee, to add or delete one or more Measurement Fund(s) to be used to determine the additional amounts to be credited to his or her Account Balance, or to change the portion of his or her Account Balance allocated to each previously or newly elected Measurement Fund. If an election is made in accordance with the previous sentence, it shall apply to the next business day and continue thereafter for each subsequent day in which the Participant participates in the Plan, unless changed in accordance with the previous sentence.

        (b)    PROPORTIONATE ALLOCATION. In making any election described in
               Section 3.13(a) above, the Participant shall specify on the Election Form, in increments of five percentage points (5%), the percentage of his or her Account Balance to have gains and losses measured by a Measurement Fund.

        (c) MEASUREMENT FUNDS. From time to time, the Committee in its sole discretion shall select and announce to Participants its selection of mutual funds, insurance company separate accounts, indexed rates or other methods, one of which shall be the Stock (each, a "Measurement Fund"), for the purpose of providing the basis on which gains and losses shall be attributed to Account Balances under the Plan. The Committee may, in its sole discretion, discontinue, substitute or add a Measurement Fund at any time, provided, however, that the Committee may never discontinue or substitute the Company Stock Measurement Fund. Each such action will take effect as of the first day of the calendar quarter that follows by thirty (30) days the day on which the Committee gives Participants advance written notice of such change.

        (d) CREDITING OR DEBITING METHOD. The performance of each elected Measurement Fund (either positive or negative) will be determined by the Committee, in its reasonable discretion, based on available reports of the performance of the Measurement Funds. A Participant's Account Balance shall be credited or debited on a daily basis based on the performance of each Measurement Fund selected by the Participant, as determined by the Committee in its sole discretion, as though (i) a Participant's Account Balance were invested in the Measurement Fund(s) selected by the Participant, in the percentages applicable to such day, as of the close of business on such day, at the closing price on such date;
               (ii) the portion of the Annual Deferral Amount that was actually deferred during any day were invested in the Measurement Fund(s) selected by the Participant, in the percentages applicable to such day, no later than the close of business on the first business day after the day on which such amounts are actually deferred from the Participant's Annual Base Salary through reductions in his or her payroll, at the closing price on such date; and (iii) any distribution made to a Participant that decreases such

               Participant's Account Balance ceased being invested in the Measurement Fund(s), in the percentages applicable to such day, no earlier than one business day prior to the distribution, at the closing price on such date. The Participant's Annual Stock Option Amount(s) shall be credited to his or her Stock Option Account no later than the close of business on the first business day after the day on which the Eligible Stock Option was exercised. The Participant's Annual Restricted Stock Amounts shall be credited to his or her Restricted Stock Account no later than the close of business on the first business day after the day on which the Restricted Stock to which it relates would have vested, but for the election to defer.

        (e) NO ACTUAL INVESTMENT. Notwithstanding any other provision of this Plan that may be interpreted to the contrary, the Measurement Funds are to be used for measurement purposes only, and a Participant's election of any such Measurement Fund, the allocation to his or her Account Balance thereto, the calculation of additional amounts and the crediting or debiting of such amounts to a Participant's Account Balance shall not be considered or construed in any manner as an actual investment of his or her Account Balance in any such Measurement Fund. In the event that the Company or the Trustee (as that term is defined in the Trust), in its own discretion, decides to invest funds in any or all of the Measurement Funds, no Participant shall have any rights in or to such investments themselves. Without limiting the foregoing, a Participant's Account Balance shall at all times be a bookkeeping entry only and shall not represent any investment made on his or her behalf by the Company or the Trust; the Participant shall at all times remain an unsecured creditor of the Company.

        (f) STOCK OPTION ACCOUNT AND RESTRICTED STOCK ACCOUNT MUST BE ALLOCATED TO COMPANY STOCK MEASUREMENT FUND. Notwithstanding any provision of this Plan that may be construed to the contrary, a Participant's Stock Option Account and Restricted Stock Account must always be allocated to the Company Stock Measurement Fund, may never be reallocated to any other Measurement Fund and must be distributed from this Plan in the form of actual shares of Stock.

3.14    FICA AND OTHER TAXES.

        (a) ANNUAL DEFERRAL AMOUNTS. For each Plan Year in which an Annual Deferral Amount is being withheld from a Participant, the Participant's Employer(s) shall withhold from that portion of the Participant's Annual Base Salary or Annual Bonus that is not being deferred, in a manner determined by the Employer(s), the Participant's share of FICA, other employment taxes and other employee contributions on such Annual Deferral Amount. If necessary, the Committee may reduce the Annual Deferral Amount in order to comply with this Section 3.14.

        (b) COMPANY MATCHING AMOUNTS. When a participant becomes vested in a portion of his or her Company Matching Account, the Participant's Employer(s) shall withhold from the Participant's Annual Base Salary or Annual Bonus that is not deferred, in a manner determined by the Employer(s), the Participant's share of FICA and other employment taxes. If necessary, the Committee may reduce the vested portion of the Participant's Company Matching Account in order to comply with this Section 3.14.

        (c) ANNUAL STOCK OPTION AMOUNTS AND ANNUAL RESTRICTED STOCK AMOUNTS. For each Plan Year in which an Annual Stock Option Amount or Annual Restricted Stock Amount is being first withheld from a Participant, the Participant's Employer(s) shall withhold from that portion of the Participant's Annual Base Salary or Annual Bonus that is not being deferred, in a manner determined by the Employer(s), the Participant's share of FICA and other employment taxes on such Annual Stock Option Amount or Annual Restricted Stock Amount. If necessary, the Committee may reduce the Annual Deferral Amount in order to comply with this Section 3.14.

3.15 DISTRIBUTIONS. The Participant's Employer(s), or the trustee of the Trust, shall withhold from any payments made to a Participant under this Plan all federal, state and local income, employment and other taxes required to be withheld by the Employer(s), or the trustee of the Trust, in connection with such payments, in amounts and in a manner to be determined in the sole discretion of the Employer(s) and the trustee of the Trust, respectively (whichever is making the payment).


                                    ARTICLE 4
             SHORT-TERM PAYOUT; UNFORESEEABLE FINANCIAL EMERGENCIES;
                               WITHDRAWAL ELECTION

4.1 SHORT-TERM PAYOUT. In connection with each election to defer an Annual Deferral Amount, a Participant may irrevocably elect to receive a future "Short-Term Payout" from the Plan with respect to such Annual Deferral Amount. Subject to the Deduction Limitation, the Short-Term Payout shall be a lump sum payment in an amount that is equal to the Annual Deferral (or a specified portion thereof) plus amounts credited or debited in the manner provided in Section 3.13 above on that amount, determined at the time that the Short-Term Payout becomes payable (rather than the date of a Termination of Employment) or, alternatively if so elected by the Participant, a fixed stated sum, up to the total Account. Subject to the Deduction Limitation and the other terms and conditions of this Plan, each Short-Term Payout elected shall be paid out during a 60 day period commencing immediately after the last day of any Plan Year designated by the Participant that is at least three Plan Years after the Plan Year in which the Annual Deferral Amount is actually deferred.

4.2 OTHER BENEFITS TAKE PRECEDENCE OVER SHORT-TERM. Should an event occur that triggers a benefit under Article 5, 6, 7 or 8, any Annual Deferral Amount, plus amounts credited or debited thereon, that is subject to a Short-Term Payout election under Section 4.1 shall not be paid in accordance with Section 4.1 but shall be paid in accordance with the other applicable Article.

4.3 WITHDRAWAL PAYOUT/SUSPENSIONS FOR UNFORESEEABLE FINANCIAL EMERGENCIES. If the Participant experiences an Unforeseeable Financial Emergency, the Participant may petition the Committee to (i) suspend any deferrals required to be made by a Participant or (ii) receive a partial or full payout from the Plan. The payout shall not exceed the lesser of the Participant's Account Balance, calculated as if such Participant were receiving a Termination Benefit, or the amount reasonably needed to satisfy the Unforeseeable Financial Emergency. If, subject to the sole discretion of the Committee, the petition for a suspension and/or payout is approved, suspension shall take effect upon the date of approval and any payout shall be made within 60 days of the date of approval. The payment of any amount under this Section 4.3 shall not be subject to the Deduction Limitation.

4.4 WITHDRAWAL ELECTION. A Participant (or, after a Participant's death, his or her Beneficiary) may elect, at any time, to withdraw a portion or all of his or her Account Balance, calculated as if there had occurred a Termination of Employment as of the day of the election, less a withdrawal penalty equal to 10% of the amount withdrawn (the net amount shall be referred to as the "Withdrawal Amount"). This election can be made at any time, before or after Retirement, Disability, death or Termination of Employment, and whether or not the Participant (or Beneficiary) is in the process of being paid pursuant to an installment payment schedule. If made before Retirement, Disability or death, a Participant's Withdrawal Amount shall be his or her Account Balance (or portion of his or her Account Balance elected by the Participant) calculated as if there had occurred a Termination of Employment as of the day of the election. Notwithstanding anything in this Section or the Plan to the contrary, a Participant may not elect a Withdrawal Amount less than $5,000. The Participant (or his or her Beneficiary) shall make this election by giving the Committee advance written notice of the election in a form determined from time to time by the Committee. The Participant (or his or her Beneficiary) shall be paid the Withdrawal Amount within 60 days of his or her election and the Participant's Account shall concurrently be reduced by the Withdrawal Amount plus the 10% penalty. The payment of this Withdrawal Amount shall not be subject to the Deduction Limitation.


                                    ARTICLE 5
                               RETIREMENT BENEFIT

5.1 RETIREMENT BENEFIT. Subject to the Deduction Limitation, a Participant who Retires shall receive, as a Retirement Benefit, his or her Account Balance.

5.2 PAYMENT OF RETIREMENT BENEFIT. A Participant, in connection with his or her commencement of participation in the Plan, shall elect on an Election Form the form in which the Retirement Benefit will be paid, if that benefit becomes payable under the terms of the Plan, which form shall be a lump sum or an Annual Installment Method of 5, 10, or 15 years. The Participant may annually change his or her election to an allowable alternative payout period by submitting a new Election Form to the Committee, provided that the last such Election Form that is submitted at least 1 year prior to the Participant's Retirement and is accepted by the Committee in its sole discretion shall be the governing Election Form as to this matter. If a Participant does not make any election with respect to the payment of the Retirement Benefit, then such benefit shall be payable in a lump sum. The lump sum payment shall be made, or installment payments shall commence, no later than 60 days after the Participant Retires. Any payment made shall be subject to the Deduction Limitation.

5.3 DEATH PRIOR TO COMPLETION OF RETIREMENT BENEFIT. If a Participant dies after Retirement but before the Retirement Benefit is paid in full, the Participant's unpaid Retirement Benefit payments shall continue and shall be paid to the Participant's Beneficiary (a) over the remaining number of years and in the same amounts as that benefit would have been paid to the Participant had the Participant survived, or (b) in a lump sum, if requested by the Beneficiary and allowed in the sole discretion of the Committee, that is equal to the Participant's unpaid remaining Account Balance.


                                    ARTICLE 6
                         PRE-RETIREMENT SURVIVOR BENEFIT

6.1 PRE-RETIREMENT SURVIVOR BENEFIT. Subject to the Deduction Limitation, the Participant's Beneficiary shall receive a Pre-Retirement Survivor Benefit equal to the Participant's Account Balance if the Participant dies before he or she Retires, experiences a Termination of Employment or suffers a Disability.

6.2 PAYMENT OF PRE-RETIREMENT SURVIVOR BENEFIT. A Participant, in connection with his or her commencement of participation in the Plan, shall elect on an Election Form whether the Pre-Retirement Survivor Benefit shall be received by his or her Beneficiary in a lump sum or pursuant to an Annual Installment Method of 5, 10 or 15 years. The Participant may annually change this election to an allowable alternative payout period by submitting a new Election Form to the Committee, which form must be accepted by the Committee in its sole discretion. The Election Form most recently accepted by the Committee prior to the Participant's death shall govern the payout of the Participant's Pre-Retirement Survivor Benefit. If a Participant does not make any election with respect to the payment of the Pre-Retirement Survivor Benefit, then such benefit shall be paid in a lump sum. Despite the foregoing, if the Participant's Account Balance at the time of his or her death is less than $25,000, payment of the Pre-Retirement Survivor Benefit may be made, in the sole discretion of the Committee, in a lump sum or pursuant to an Annual Installment Method of not more than 5 years. The lump sum payment shall be made, or installment payments shall commence, no later than 60 days after the Committee is provided with proof that is satisfactory to the Committee of the Participant's death. Any payment made shall be subject to the Deduction Limitation.

                                    ARTICLE 7
                               TERMINATION BENEFIT

7.1 TERMINATION BENEFIT. Subject to the Deduction Limitation, the Participant shall receive a Termination Benefit, which shall be equal to the Participant's Account Balance if a Participant experiences a Termination of Employment prior to his or her Retirement, death or Disability.

7.2 PAYMENT OF TERMINATION BENEFIT. The Termination Benefit shall be paid to a Participant in a lump sum. Notwithstanding the foregoing or anything in this Plan to the contrary, to the extent a Participant's Account Balance is equal to or greater than $25,000 at the time of Termination of Employment, the Participant may request that the Committee cause the Termination Benefit to be paid pursuant to a method other than lump sum. The Committee may, in its sole discretion, accept, modify or reject the request of a Participant to pay the Termination Benefit pursuant to a method other than lump sum. The lump sum payment shall be made, or installment payments shall commence, no later than 60 days after Participant terminates his or her employment. Notwithstanding anything in this Section 7.2 or the Plan to the contrary, a Participant may request that the Company pay the lump sum payment or commence the installment payments 60 days after the end of the Plan Year in which the Participant terminates his or her employment. The Committee may, in its sole discretion, accept or reject such a request from a Participant.


                                    ARTICLE 8
                          DISABILITY WAIVER AND BENEFIT

8.1     DISABILITY WAIVER.

        (a) WAIVER OF DEFERRAL. A Participant who is determined by the Committee to be suffering from a Disability shall (i) have no further deferrals of the Annual Deferral Amount that would otherwise have been withheld from a Participant's Annual Base Salary or Annual Bonus for the Plan Year during which the Participant first suffers a Disability and (ii) have no deferral of any unvested Restricted Stock Amount or unexercised Stock Option Amount as to which the Participant had previously elected deferral. During the period of Disability, the Participant shall not be allowed to make any additional deferral elections, but will continue to be considered a Participant for all other purposes of this Plan.

        (b) RETURN TO WORK. If a Participant returns to employment with an Employer, after a Disability ceases, the Participant may elect to defer an Annual Deferral Amount, Stock Option Amount and Restricted Stock Amount for the Plan Year following his or her return to employment or service and for every Plan Year thereafter while a Participant in the Plan; provided such deferral elections are otherwise allowed and an Election Form is delivered to and accepted by the Committee for each such election in accordance with Section 3.3 above.

8.2 CONTINUED ELIGIBILITY; DISABILITY BENEFIT. A Participant suffering a Disability shall, for benefit purposes under this Plan, continue to be considered to be employed and shall be eligible for the benefits provided for in Articles 4, 5, 6 or 7 in accordance with the provisions of those Articles. Notwithstanding the above, the Committee shall have the right to, in its sole and absolute discretion and for purposes of this Plan only, and must in the case of a Participant who is otherwise eligible to Retire, deem the Participant to have experienced a Termination of Employment, or in the case of a Participant who is eligible to Retire, to have Retired, at any time (or in the case of a Participant who is eligible to Retire, as soon as practicable) after such Participant is determined to be suffering a Disability, in which case the Participant shall receive a Disability Benefit equal to his or her Account Balance at the time of the Committee's determination; provided, however, that should the Participant otherwise have been eligible to Retire, he or she shall be paid in accordance with Article
        5. The Disability Benefit shall be paid in a lump sum within 60 days of the Committee's exercise of such right. Any payment made shall be subject to the Deduction Limitation.


                                    ARTICLE 9
                             BENEFICIARY DESIGNATION

9.1 BENEFICIARY. Each Participant shall have the right, at any time, to designate his or her Beneficiary(ies) (both primary and contingent) to receive any benefits payable under the Plan to a beneficiary upon the death of a Participant. The Beneficiary designated under this Plan may be the same as or different from the Beneficiary designation under any other plan of an Employer in which the Participant participates.

9.2 BENEFICIARY DESIGNATION; CHANGE; SPOUSAL CONSENT. A Participant shall designate his or her Beneficiary by completing and signing the Beneficiary Designation Form, and returning it to the Committee or its designated agent. A Participant shall have the right to change a Beneficiary by completing, signing and otherwise complying with the terms of the Beneficiary Designation Form and the Committee's rules and procedures, as in effect from time to time. A Participant may name someone other than his or her spouse as a Beneficiary only if a spousal consent, in the form designated by the Committee, is signed by that Participant's spouse and returned to the Committee. Upon the acceptance by the Committee of a new Beneficiary Designation Form, all Beneficiary designations previously filed shall be canceled. The Committee shall be entitled to rely on the last Beneficiary Designation Form filed by the Participant and accepted by the Committee prior to his or her death.

9.3 ACKNOWLEDGMENT. No designation or change in designation of a Beneficiary shall be effective until received and acknowledged in writing by the Committee or its designated agent.

9.4 NO BENEFICIARY DESIGNATION. If a Participant fails to designate a Beneficiary as provided in Sections 9.1, 9.2 and 9.3 above or, if all designated Beneficiaries predecease the Participant or die prior to complete distribution of the Participant's benefits, then the Participant's designated Beneficiary shall be deemed to be his or her surviving spouse. If the Participant has no surviving spouse, the Participant's designated Beneficiary shall be deemed to be the Participant's estate.

9.5 DOUBT AS TO BENEFICIARY. If the Committee has any doubt as to the proper Beneficiary to receive payments pursuant to this Plan, the Committee shall have the right, exercisable in its discretion, to cause the Participant's Employer to withhold such payments until this matter is resolved to the Committee's satisfaction.

9.6 DISCHARGE OF OBLIGATIONS. The payment of benefits under the Plan to a Beneficiary shall fully and completely discharge all Employers and the Committee from all further obligations under this Plan with respect to the Participant, and that Participant's Plan Agreement shall terminate upon such full payment of benefits.


                                   ARTICLE 10
                                LEAVE OF ABSENCE

10.1 PAID LEAVE OF ABSENCE. If a Participant is authorized by the Participant's Employer for any reason to take a paid leave of absence from the employment of the Employer, the Participant shall continue to be considered employed by the Employer and the Annual Deferral Amount shall continue to be withheld during such paid leave of absence in accordance with Section 3.3.

10.2 UNPAID LEAVE OF ABSENCE. If a Participant is authorized by the Participant's Employer for any reason to take an unpaid leave of absence from the employment of the Employer, the Participant shall continue to be considered employed by the Employer and deferrals shall not be made, in the absence of compensation. Upon such expiration of the unpaid leave and resumption of entitlement to compensation, deferrals shall resume for the remaining portion of the Plan Year in which the return occurs, based on the deferral election, if any, made for that Plan Year. If no election was made for that Plan Year, no deferral shall be withheld.


                                   ARTICLE 11
                     TERMINATION, AMENDMENT OR MODIFICATION

11.1 TERMINATION. Although the Company anticipates that it will continue the Plan for an indefinite period of time, there is no guarantee that the Company will continue the Plan or will not terminate the Plan at any time in the future. Accordingly, the Company reserves the right to discontinue its sponsorship of the Plan and to terminate the Plan at any time with respect to any or all of its participating Employees, by action of its Board of Directors. Upon the termination of the Plan, the Plan Agreements of the affected Participants shall terminate and their Account Balances, determined as if they had experienced a Termination of Employment on the date of Plan termination or, if Plan termination occurs after the date upon which a Participant was eligible to Retire, then with respect to that Participant as if he or she had Retired on the date of Plan termination, shall be paid to the Participants as follows:
        Prior to a Change in Control, if the Plan is terminated with respect to all of its Participants, the Company shall have the right, in its sole discretion, and notwithstanding any elections made by the Participant, to pay such benefits in a lump sum or pursuant to an Annual Installment Method of up to 15 years, with amounts credited and debited during the installment period as provided herein. Prior to a Change in Control, if the Plan is terminated with respect to less than all of its Participants, the Company shall be required to pay such benefits in a lump sum. After a Change in Control, the Company shall be required to pay such benefits in a lump sum. The termination of the Plan shall not adversely affect any Participant or Beneficiary who has become entitled to the payment of any benefits under the Plan as of the date of termination; provided however, that the Company shall have the right to accelerate installment payments without a premium or prepayment penalty by paying the Account Balance in a lump sum or pursuant to an Annual Installment Method using fewer years.

11.2 AMENDMENT. The Company may, at any time, amend or modify the Plan in whole or in part by the action of its Board of Directors; provided, however, that: (i) no amendment or modification shall be effective to decrease or restrict the value of a Participant's Account Balance in existence at the time the amendment or modification is made, calculated as if the Participant had experienced a Termination of Employment as of the effective date of the amendment or modification or, if the amendment or modification occurs after the date upon which the Participant was eligible to Retire, the Participant had Retired as of the effective date of the amendment or modification, (ii) no amendment or modification shall be effective upon or after a Change in Control without the prior written consent of a majority of the Participants, and (iii) no amendment or modification of this Section 11.2 or Section 12.2 of the Plan shall be effective. The amendment or modification of the Plan shall not affect any Participant or Beneficiary who has become entitled to the payment of benefits under the Plan as of the date of the amendment or modification; provided, however, that the Employer shall have the right to accelerate installment payments by paying the Account Balance in a lump sum or pursuant to an Annual Installment Method using fewer years (provided that the present value of all payments that will have been received by a Participant at any given point of time under the different payment schedule shall equal or exceed the present value of all payments that would have been received at that point in time under the original payment schedule).

11.3 PLAN AGREEMENT. Despite the provisions of Sections 11.1 and 11.2 above, if a Participant's Plan Agreement contains benefits or limitations that are not in this Plan document, the Company may only amend or terminate such provisions with the consent of the Participant.

11.4 EFFECT OF PAYMENT. The full payment of the applicable benefit under Articles 4, 5, 6, 7 or 8 of the Plan shall completely discharge all obligations to a Participant and his or her designated Beneficiaries under this Plan and the Participant's Plan Agreement shall terminate.


                                   ARTICLE 12
                                 ADMINISTRATION

12.1 COMMITTEE DUTIES. Except as otherwise provided in this Article 12, this Plan shall be administered by a Committee, which shall consist of the Board, or such committee as the Board shall appoint. Members of the Committee may be Participants under this Plan. The Committee shall also have the discretion and authority to (i) make, amend, interpret, and enforce all appropriate rules and regulations for the administration of this Plan and (ii) decide or resolve any and all questions including interpretations of this Plan, as may arise in connection with the Plan. Any individual serving on the Committee who is a Participant shall not vote or act on any matter relating solely to himself or herself. When making a determination or calculation, the Committee shall be entitled to rely on information furnished by a Participant, the Company or any Employer.

12.2 ADMINISTRATION UPON CHANGE IN CONTROL. For purposes of this Plan, the Company shall be the "Administrator" at all times prior to the occurrence of a Change in Control. Upon and after the occurrence of a Change in Control, the "Administrator" shall be an independent third party selected by the Trustee and approved by the individual who, immediately prior to such event, was the Company's Chief Executive Officer or, if not so identified, the Company's highest ranking officer (the "Ex-CEO"). The Administrator shall have the discretionary power to determine all questions arising in connection with the administration of the Plan and the interpretation of the Plan and Trust including, but not limited to benefit entitlement determinations; provided, however, upon and after the occurrence of a Change in Control, the Administrator shall have no power to direct the investment of Plan or Trust assets or select any investment manager or custodial firm for the Plan or Trust. Upon and after the occurrence of a Change in Control, the Company must: (1) pay all reasonable administrative expenses and fees of the Administrator;
        (2) indemnify the Administrator against any costs, expenses and liabilities including, without limitation, attorney's fees and expenses arising in connection with the performance of the Administrator hereunder, except with respect to matters resulting from the gross negligence or willful misconduct of the Administrator or its employees or agents; and (3) supply full and timely information to the Administrator or all matters relating to the Plan, the Trust, the Participants and their Beneficiaries, the Account Balances of the Participants, the date of circumstances of the Retirement, Disability, death or Termination of Employment of the Participants, and such other pertinent information as the Administrator may reasonably require. Upon and after a Change in Control, the Administrator may be terminated (and a replacement appointed) by the Trustee only with the approval of the Ex-CEO. Upon and after a Change in Control, the Administrator may not be terminated by the Company.

12.3 AGENTS. In the administration of this Plan, the Committee and the Administrator may, from time to time, employ agents and delegate to them such of their respective administrative duties as they see fit (including acting through a duly appointed representative) and may from time to time consult with counsel who may be counsel to any Employer.

12.4 BINDING EFFECT OF DECISIONS. The decision or action of the Administrator with respect to any question arising out of or in connection with the administration, interpretation and application of the Plan and the rules and regulations promulgated hereunder shall be final and conclusive and binding upon all persons having any interest in the Plan.

12.5 INDEMNITY OF COMMITTEE. All Employers shall indemnify and hold harmless the members of the Committee, and any Employee to whom the duties of the Committee may be delegated, and the Administrator against any and all claims, losses, damages, expenses or liabilities arising from any action or failure to act with respect to this Plan, except in the case of willful misconduct by the Committee, any of its members, any such Employee or the Administrator.

12.6 EMPLOYER INFORMATION. To enable the Committee and Administrator to perform their respective functions, the Company and each Employer shall supply full and timely information to the Committee or Administrator, as the case may be, on all matters relating to the compensation of its Participants, the date and circumstances of the Retirement, Disability, death or Termination of Employment of its Participants, and such other pertinent information as the Committee or Administrator may reasonably require.


                                   ARTICLE 13
                          OTHER BENEFITS AND AGREEMENTS

13.1 COORDINATION WITH OTHER BENEFITS. The benefits provided for a Participant and Participant's Beneficiary under the Plan are in addition to any other benefits available to such Participant under any other plan or program for employees of the Participant's Employer. The Plan shall supplement and shall not supersede, modify or amend any other such plan or program except as may otherwise be expressly provided.


                                   ARTICLE 14
                                CLAIMS PROCEDURES

14.1 PRESENTATION OF CLAIM. Any Participant or Beneficiary of a deceased Participant (such Participant or Beneficiary being referred to below as a "Claimant") may deliver to the Committee a written claim for a determination with respect to the amounts distributable to such Claimant from the Plan. If such a claim relates to the contents of a notice received by the Claimant, the claim must be made within 60 days after such notice was received by the Claimant. All other claims must be made within 180 days of the date on which the event that caused the claim to arise occurred. The claim must state with particularity the determination desired by the Claimant.

14.2 NOTIFICATION OF DECISION. The Committee shall consider a Claimant's claim within a reasonable time, and shall notify the Claimant in writing:

        (a) that the Claimant's requested determination has been made, and that the claim has been allowed in full; or

        (b) that the Committee has reached a conclusion contrary, in whole or in part, to the Claimant's requested determination, and such notice must set forth in a manner calculated to be understood by the Claimant:

               (i) the specific reason(s) for the denial of the claim, or any part of it;

               (ii) specific reference(s) to pertinent provisions of the Plan upon which such denial was based;

               (iii) a description of any additional material or information necessary for the Claimant to perfect the claim, and an explanation of why such material or information is necessary; and

               (iv)   an explanation of the claim review procedure set forth in
                      Section 14.3 below.

14.3 REVIEW OF A DENIED CLAIM. Within 60 days after receiving a notice from the Committee that a claim has been denied, in whole or in part, a Claimant (or the Claimant's duly authorized representative) may file with the Committee a written request for a review of the denial of the claim. Thereafter, but not later than 30 days after the review procedure began, the Claimant (or the Claimant's duly authorized representative):

        (a)    may review pertinent documents;

        (b)    may submit written comments or other documents; and/or

        (c) may request a hearing, which the Committee, in its sole discretion, may grant.

14.4 DECISION ON REVIEW. The Committee shall render its decision on review promptly, and not later than 60 days after the filing of a written request for review of the denial, unless a hearing is held or other special circumstances require additional time, in which case the Committee's decision must be rendered within 120 days after such date. Such decision must be written in a manner calculated to be understood by the Claimant, and it must contain:

        (a)    specific reasons for the decision;

        (b) specific reference(s) to the pertinent Plan provisions upon which the decision was based; and

        (c)    such other matters as the Committee deems relevant.

14.5 LEGAL ACTION. A Claimant's compliance with the foregoing provisions of this Article 14 is a mandatory prerequisite to a Claimant's right to commence any legal action with respect to any claim for benefits under this Plan.


                                   ARTICLE 15
                                      TRUST

15.1 ESTABLISHMENT OF THE TRUST. The Company may establish the Trust, and each Employer may transfer over to the Trust such assets as the Employer determines, in its sole discretion, to provide for its respective future liabilities created with respect to the Annual Deferral Amounts, Annual Company Contribution Amounts, Company Matching Amounts, Annual Stock Option Amounts and Annual Restricted Stock Amounts for such Employer's Participants for all periods prior to the transfer, as well as any debits and credits to the Participants' Account Balances for all periods prior to the transfer, taking into consideration the value of the assets in the trust at the time of the transfer.

15.2 INTERRELATIONSHIP OF THE PLAN AND THE TRUST. The provisions of the Plan and the Plan Agreement shall govern the rights of a Participant to receive distributions pursuant to the Plan. The provisions of the Trust shall govern the rights of the Employers, Participants and the other creditors of the Employers to the assets transferred to the Trust. Each Employer shall at all times remain liable to carry out its obligations under the Plan.

15.3 DISTRIBUTIONS FROM THE TRUST. Each Employer's obligations under the Plan may be satisfied with Trust assets distributed pursuant to the terms of the Trust, and any such distribution shall reduce the Employer's obligations under this Plan.

15.4 STOCK TRANSFERRED TO THE TRUST. Notwithstanding any other provision of this Plan or the Trust, if assets are distributed to a Participant in a distribution which reduces the Participant's Stock Option Account balance or Restricted Stock Account balance under this Plan, such distribution must be made in the form of Stock.


                                   ARTICLE 16
                                  MISCELLANEOUS

16.1 STATUS OF PLAN. The Plan is intended to be a plan that is not qualified within the meaning of Code Section 401(a) and that "is unfunded and is maintained by an employer primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees" within the meaning of ERISA Sections 201(2), 301(a)(3) and 401(a)(1). The Plan shall be administered and interpreted to the extent possible in a manner consistent with that intent.

16.2 UNSECURED GENERAL CREDITOR. Participants and their Beneficiaries, heirs, successors and assigns shall have no legal or equitable rights, interests or claims in any property or assets of an Employer. For purposes of the payment of benefits under this Plan, the Employer's assets shall be, and remain, neither pledged nor restricted under or as a result of this Plan. An Employer's obligation under the Plan shall be merely that of an unfunded and unsecured promise to pay money in the future.

16.3 EMPLOYER'S LIABILITY. An Employer's liability for the payment of benefits shall be defined only by the Plan and the Plan Agreement, as entered into between the Employer and a Participant. An Employer shall have no obligation to a Participant under the Plan except as expressly provided in the Plan and his or her Plan Agreement.

16.4 NONASSIGNABILITY. Neither a Participant nor any other person shall have any right to commute, sell, assign, transfer, pledge, anticipate, mortgage or otherwise encumber, transfer, hypothecate, alienate or convey in advance of actual receipt, the amounts, if any, payable hereunder, or any part thereof, which are, and all rights to which are expressly declared to be, unassignable and non-transferable. No part of the amounts payable shall, prior to actual payment, be subject to seizure, attachment, garnishment or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by a Participant or any other person, be transferable by operation of law in the event of a Participant's or any other person's bankruptcy or insolvency or be transferable to a spouse as a result of a property settlement or otherwise.

16.5 NOT A CONTRACT OF EMPLOYMENT. The terms and conditions of this Plan shall not be deemed to constitute a contract of employment between any Employer and the Participant. Such employment is hereby acknowledged to be an "at will" employment relationship that can be terminated at any time for any reason, or no reason, with or without cause, and with or without notice, except to the extent expressly provided in a written employment agreement, if any. Nothing in this Plan shall be deemed to give a Participant the right to be retained in the service of any Employer or to interfere with the right of any Employer to discipline or discharge the Participant at any time.

16.6 FURNISHING INFORMATION. A Participant or his or her Beneficiary, as a condition to entitlement to benefits hereunder, shall cooperate with the Committee by furnishing any and all information requested by the Committee and take such other actions as may be requested in order to facilitate the administration of the Plan and the payments of benefits hereunder, including but not limited to taking such physical examinations as the Committee may deem necessary.

16.7 TERMS. Whenever any words are used herein in the masculine, they shall be construed as though they were in the feminine in all cases where they would so apply; and whenever any words are used herein in the singular or in the plural, they shall be construed as though they were used in the plural or the singular, as the case may be, in all cases where they would so apply.

16.8 CAPTIONS. The captions of the articles, sections and paragraphs of this Plan are for convenience only and shall not control or affect the meaning or construction of any of its provisions.

16.9 GOVERNING LAW. Subject to ERISA, the provisions of this Plan shall be construed and interpreted according to the internal laws of the State of California without regard to its conflicts of laws principles.

16.10 NOTICE. Any notice or filing required or permitted to be given to the Committee under this Plan shall be sufficient if in writing and hand-delivered, or sent by registered or certified mail, to the address below:

                                Vice President, Taxation
                                ------------------------------------
                                Kaufman and Broad Home
                                Corporation, Inc.
                                ------------------------------------
                                10990 Wilshire Boulevard
                                ------------------------------------
                                Los Angeles, California  90024
                                ------------------------------------

        Such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the date shown on the postmark on the receipt for registration or certification.

        Any notice or filing required or permitted to be given to a Participant under this Plan shall be sufficient if in writing and hand-delivered, or sent by mail, to the last address of the Participant shown on the records of the Company.

16.11 SUCCESSORS. The provisions of this Plan shall bind and inure to the benefit of the Participant's Employer and its successors and assigns and the Participant and the Participant's designated Beneficiaries.

16.12 SPOUSE'S INTEREST. The interest in the benefits hereunder of a spouse of a Participant who has predeceased the Participant shall automatically pass to the Participant and shall not be transferable by such spouse in any manner, including but not limited to such spouse's will, nor shall such interest pass under the laws of intestate succession.

16.13 VALIDITY. In case any provision of this Plan shall be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal or invalid provision had never been inserted herein.

16.14 INCOMPETENT. If the Committee determines in its discretion that a benefit under this Plan is to be paid to a minor, a person declared incompetent or to a person incapable of handling the disposition of that person's property, the Committee may direct payment of such benefit to the guardian, legal representative or person having the care and custody of such minor, incompetent or incapable person. The Committee may require proof of minority, incompetence, incapacity or guardianship, as it may deem appropriate prior to distribution of the benefit. Any payment of a benefit shall be a payment for the account of the Participant and the Participant's Beneficiary, as the case may be, and shall be a complete discharge of any liability under the Plan for such payment amount.

16.15 COURT ORDER. The Committee is authorized to cause the Company or any Employer to make any payments directed by court order in any action in which the Plan or the Committee has been named as a party. In addition, if a court determines that a spouse or former spouse of a Participant has an interest in the Participant's benefits under the Plan in connection with a property settlement or otherwise, the Committee, in its sole discretion, shall have the right, notwithstanding any election made by a Participant, to immediately cause the Company or any




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

        Employer to distribute the spouse's or former spouse's interest in the Participant's benefits under the Plan to that spouse or former spouse.

16.16   DISTRIBUTION IN THE EVENT OF TAXATION.

        (a) IN GENERAL. If, for any reason, all or any portion of a Participant's benefits under this Plan becomes taxable to the Participant prior to receipt, a Participant may petition the Committee before a Change in Control, or the trustee of the Trust after a Change in Control, for a distribution of that portion of his or her benefit that has become taxable. Upon the grant of such a petition, which grant shall not be unreasonably withheld (and, after a Change in Control, shall be granted), a Participant's Employer shall distribute to the Participant immediately available funds in an amount equal to the taxable portion of his or her benefit (which amount shall not exceed a Participant's unpaid Account Balance under the Plan). If the petition is granted, the tax liability distribution shall be made within 90 days of the date when the Participant's petition is granted. Such a distribution shall affect and reduce the benefits to be paid under this Plan.

        (b) TRUST. If the Trust terminates in accordance with its terms and benefits are distributed from the Trust to a Participant in accordance with that Section, the Participant's Account, and accordingly the benefits under this Plan, shall be reduced to the extent of such distributions.

16.17 INSURANCE. The Employers, on their own behalf or on behalf of the trustee of the Trust, and, in their sole discretion, may apply for and procure insurance on the life of the Participants, in such amounts and in such forms as the Trust may choose. The Employers or the trustee of the Trust, as the case may be, shall be the sole owner and beneficiary of any such insurance. The Participants shall have no interest whatsoever in any such policy or policies, and at the request of the Employers shall submit to medical examinations and supply such information and execute such documents as may be required by the insurance company or companies to whom the Employers have applied for insurance.

16.18 LEGAL FEES TO ENFORCE RIGHTS AFTER CHANGE IN CONTROL. The Company and each Employer is aware that upon the occurrence of a Change in Control, the Board or the board of directors of a Participant's Employer (which might then be composed of new members) or a shareholder of the Company or the Participant's Employer, or of any successor corporation might then cause or attempt to cause the Company, the Participant's Employer or such successor to refuse to comply with its obligations under the Plan and might cause or attempt to cause the Company or the Participant's Employer to institute, or may institute, litigation seeking to deny Participants the benefits intended under the Plan. In these circumstances, the purpose of the Plan could be frustrated. Accordingly, if, following a Change in Control, it should appear to any Participant that the Company, the Participant's Employer or any successor corporation has failed to comply with any of its obligations under the Plan or any agreement thereunder or, if the Company, such Employer or any other person takes any action to declare the Plan void or unenforceable or institutes any litigation or other legal action designed to deny, diminish or to




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

        recover from any Participant the benefits intended to be provided, then the Company and the Participant's Employer irrevocably authorize such Participant to retain counsel of his or her choice at the expense of the Company and the Participant's Employer (who shall be jointly and severally liable) to represent such Participant in connection with the initiation or defense of any litigation or other legal action, whether by or against the Company, the Participant's Employer or any director, officer, shareholder or other person affiliated with the Company, the Participant's Employer or any successor thereto in any jurisdiction.

        IN WITNESS WHEREOF, the Company has signed this Plan document as of March 1, 2001.



                                    "Company"


                                    KB Home, a Delaware corporation

                                    By: /s/ Cory F. Cohen
                                        -----------------------------

                                    Title: Vice President, Tax
                                           --------------------------





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